UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K
_________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 7, 2021
______________________
State Street Corporation
(Exact name of registrant as specified in its charter)
____________________

Massachusetts	001-07511	04-2456637
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Lincoln Street
Boston	Massachusetts	02111
(Address of principal executive offices, and Zip Code)

Registrant’s telephone number, including area code:	(617)	786-3000
________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $1 par value per share	STT	New York Stock Exchange

Depositary Shares, each representing a 1/4,000th ownership interest in a share of	STT.PRD	New York Stock Exchange
Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series D, without par value per share

Depositary Shares, each representing a 1/4,000th ownership interest in a share of	STT.PRG	New York Stock Exchange
Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series G, without par value per share
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.    Regulation FD Disclosure.
On September 7, 2021, State Street Corporation made available a slide presentation providing highlights of State Street's proposed acquisition of Brown Brothers Harriman's Investor Services business, which is being made available in connection with a September 7, 2021 investor conference call. A copy of that slide presentation is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.
Item 8.01.    Other Events.
On September 7, 2021, State Street Corporation and Brown Brothers Harriman & Co. (BBH) announced that they have entered into a definitive agreement for State Street to acquire BBH’s Investor Services business, including its custody, accounting, fund administration, global markets and technology services, for $3.5 billion in cash. The parties are targeting year-end 2021 to complete the acquisition, subject to regulatory approvals and customary closing conditions. State Street expects the transaction will be primarily financed through the issuance of common equity, the suspension of common share repurchases before resuming in the second quarter of 2022, and cash on hand.
Forward Looking Statements
This current report on Form 8-K contains forward-looking statements as defined by United States securities laws, including statements relating to State Street’s planned acquisition of BBH Investor Services and related business, financial, capital and operational effects and considerations. Forward-looking statements are often, but not always, identified by such forward-looking terminology as “will,” “opportunity,” “expect,” “estimate,” “project,” “anticipate,” “plan,” “strategy,” “propose,” “priority,” “intend,” “may,” “objective,” “forecast,” “outlook,” “believe,” “seek,” “trend,” “target,” and “goal,” or similar statements or variations of such terms. These statements are not guarantees of future performance, are inherently uncertain, are based on current assumptions that are difficult to predict and involve a number of risks and uncertainties. Therefore, actual outcomes and results may differ materially from what is expressed in those statements, and those statements should not be relied upon as representing our expectations or beliefs as of any time subsequent to the time this current report on Form 8-K is filed with the Securities and Exchange Commission.
Factors that could cause changes in the expectations or assumptions on which forward-looking statements are based cannot be foreseen with certainty and include, but are not limited to:
•The possibility that some or all of the anticipated business, financial, capital, staffing, operational or other benefits or synergies of the acquisition will not be realized when expected or at all, including as a result of the impact of, additional costs or unanticipated negative synergies associated with, or problems arising from, the integration of BBH’s Investor Services business (including challenges in transitioning clients, systems, technology or personnel), as a result of regulatory or operational challenges we may experience, as a result of disruptions from the transaction harming relationships with our clients, employees or regulators, or as a result of the strength of the economy and competitive factors in the areas where we and BBH’s Investor Services business do business;
•The failure to obtain necessary regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect us or the expected benefits of the transaction, perhaps materially), to satisfy any of the other conditions to the acquisition or to arrange financing consistent with our expectations or at all, in each case, on a timely basis or at all; and, if delayed, the resulting effects, including in magnitude and timing of the expected financial benefits of the acquisition of BBH's Investor Services business, of a delayed closing of the acquisition (which expected financial effects are presented and determined assuming a closing date of December 31, 2021);
•The occurrence of any event, change or other circumstances that could give rise to the termination of the definitive purchase agreement in respect of the acquisition;
•Potential adverse reactions or changes to client, regulatory, business or employee relationships, including those resulting from the announcement or completion of the acquisition;
•Demand for the products and services of State Street and of BBH’s Investor Services business;
•We are subject to intense competition, which could negatively affect our profitability;
•We are subject to significant pricing pressure and variability in our financial results and our AUC/A and AUM;
•Our development and completion of new products and services, including State Street Alpha, may involve costs and dependencies and expose us to increased risk;
•Our business may be negatively affected by our failure to update and maintain our technology infrastructure;
•The COVID-19 pandemic continues to create significant risks and uncertainties for our business;
•Acquisitions, strategic alliances, joint ventures and divestitures, and the integration, retention and development of the benefits of our acquisitions, pose risks for our business;
•The integration of BBH Investor Services may be more difficult, costly or time consuming than expected, and the anticipated benefits and cost synergies may not be fully realized;
•Competition for qualified members of our workforce is intense, and we may not be able to attract and retain the highly skilled people we need to support our business;
•We could be adversely affected by geopolitical, economic and market conditions;
•We have significant International operations, and disruptions in European and Asian economies could have an adverse effect on our consolidated results of operations or financial condition;

•Our investment securities portfolio, consolidated financial condition and consolidated results of operations could be adversely affected by changes in the financial markets;
•Our business activities expose us to interest rate risk;
•We assume significant credit risk to counterparties, who may also have substantial financial dependencies with other financial institutions, and these credit exposures and concentrations could expose us to financial loss;
•Our fee revenue represents a significant portion of our consolidated revenue and is subject to decline based on, among other factors, the investment activities of our clients;
•If we are unable to effectively manage our capital and liquidity, our consolidated financial condition, capital ratios, results of operations and business prospects could be adversely affected;
•We may need to raise additional capital or debt in the future, which may not be available to us or may only be available on unfavorable terms;
•If we experience a downgrade in our credit ratings, or an actual or perceived reduction in our financial strength, our borrowing and capital costs, liquidity and reputation could be adversely affected;
•Our business and capital-related activities, including common share repurchases, may be adversely affected by capital and liquidity standards required as a result of capital stress testing;
•We face extensive and changing government regulation in the jurisdictions in which we operate, which may increase our costs and compliance risks;
•We are subject to enhanced external oversight as a result of the resolution of prior regulatory or governmental matters;
•Our businesses may be adversely affected by government enforcement and litigation;
•Any misappropriation of the confidential information we possess could have an adverse impact on our business and could subject us to regulatory actions, litigation and other adverse effects;
•Our calculations of risk exposures, total RWA and capital ratios depend on data inputs, formulae, models, correlations and assumptions that are subject to change, which could materially impact our risk exposures, our total RWA and our capital ratios from period to period;
•Changes in accounting standards may adversely affect our consolidated financial statements;
•Changes in tax laws, rules or regulations, challenges to our tax positions and changes in the composition of our pre-tax earnings may increase our effective tax rate;
•The transition away from LIBOR may result in additional costs and increased risk exposure;

•Our control environment may be inadequate, fail or be circumvented, and operational risks could adversely affect our consolidated results of operations;
•Cost shifting to non-U.S. jurisdictions and outsourcing may expose us to increased operational risk and reputational harm and may not result in expected cost savings;
•If we, or the third parties with which we do business, experience failures, attacks or unauthorized access to our or their respective information technology systems or facilities, or disruptions to our continuous operations, this could result in significant costs, reputational damage and limits on our business activities;
•Long-term contracts expose us to pricing and performance risk;
•Our businesses may be negatively affected by adverse publicity or other reputational harm;
•We may not be able to protect our intellectual property;
•The quantitative models we use to manage our business may contain errors that could result in material harm;
•Our reputation and business prospects may be damaged if our clients incur substantial losses or are restricted in redeeming their interests in investment pools that we sponsor or manage;
•The impacts of climate change could adversely affect our business operations;
•We may incur losses as a result of unforeseen events including terrorist attacks, natural disasters, the emergence of a new pandemic or acts of embezzlement.
Other important factors that could cause actual results to differ materially from those indicated by any forward-looking statements are set forth in State Street’s 2020 Annual Report on Form 10- K and its subsequent SEC filings. Investors are encouraged to read these filings, particularly the sections on risk factors, for additional information with respect to any forward-looking statements and prior to making any investment decision. The forward-looking statements contained in this current report on Form 8-K should not be relied on as representing State Street’s expectations or beliefs as of any time subsequent to the time this current report on Form 8-K was filed with the SEC, and State Street does not undertake efforts to revise those forward-looking statements to reflect events after that time.

Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits.
State Street Corporation's slide presentation providing highlights of State Street's proposed acquisition of Brown Brothers Harriman's Investor Services business, which is being made available in connection with a September 7, 2021 investor conference call, is furnished herewith as Exhibit 99.1 and is incorporated by reference in Item 7.01 hereof.

	Exhibit No.	Description
	99.1	Slide presentation providing highlights of State Street's agreement to acquire BBH Investors Services (this exhibit 99.1 is furnished, not filed)
*	104	Cover Page Interactive Data File (formatted as Inline XBRL)

*	Submitted electronically herewith

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STATE STREET CORPORATION

		By:	/s/ ELIZABETH M. SCHAEFER
		Name:	Elizabeth M. Schaefer,
		Title:	Senior Vice President and Deputy Controller
Date:	September 7, 2021